UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): November 1, 2004


                                Viasystems, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           333-29727                                  43-177252
    (Commission File Number)              (IRS Employer Identification No.)


101 South Hanley Road,
St. Louis, Missouri                                        63105
(Address of Principal Executive Offices)                (Zip Code)

                                  314-727-2087
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, If Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.05 - Costs Associated with Exit or Disposal Activities.

     On August 20, 2004, Viasystems, Inc. ("Viasystems") issued a press release announcing the commencement of a plan to realign the resources and strategic mission of its high-technology PCB facility in Echt, Netherlands (the "Plan"). As part of the Plan, Viasystems reduced its workforce at the Echt facility to create greater cost efficiencies. Viasystems completed the Plan on November 1, 2004 and will incur a restructuring charge related to the workforce reduction of between $2,500,000 and $2,800,000 in the fourth quarter of 2004.

     Attached hereto as Exhibit 99.1 is the press release issued by Viasystems dated August 20, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits

           No.              Description
           ---              -----------

           99.1             Text of press release dated August 20, 2004

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Viasystems, Inc.

Date:  November 4, 2004
                                     By:  /s/ David J. Webster
                                          --------------------------------------
                                          David J. Webster
                                          Chief Administrative Officer